UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.                                    )

Filed by the Co-Registrants    [X]                    Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

NXG Cushing® Midstream Energy Fund
NXG NextGen Infrastructure Income Fund

(Names of Co-Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NXG CUSHING® MIDSTREAM ENERGY FUND (NYSE: SRV)

NXG NEXTGEN INFRASTRUCTURE INCOME FUND (NYSE: NXG)

One Energy Square
4925 Greenville Ave., Suite 1310

Dallas, Texas 75206

May 12, 2026

Dear Shareholder:

You are cordially invited to participate in the 2026 Joint Annual Meeting of Shareholders (the “Annual Meeting”) of each of NXG Cushing® Midstream Energy Fund (“SRV”) and NXG NextGen Infrastructure Income Fund (“NXG” and, together with SRV, the “Funds” and each a “Fund”), to be held on June 18, 2026, at 9:00 A.M. (Central time), to consider and vote on the proposals discussed in the enclosed Proxy Statement. The Annual Meeting will be held at the offices of the Funds, One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206.

The Notice of Annual Meeting and Proxy Statement enclosed with this letter provide an outline of the business to be conducted at the Annual Meeting.

At the Annual Meeting you will be asked to elect Trustee nominees to the Board of Trustees of each Fund.

In addition, you will be asked to approve a new investment advisory agreement between each Fund and its investment adviser, Cushing® Asset Management, LP (the “Adviser”). NXG Cushing, LLC, an entity owned by certain senior employees of the Adviser, has agreed to acquire from Jerry V. Swank, the founder and majority shareholder of the Adviser, an interest in the Adviser that will result in NXG Cushing, LLC owning an approximately 62% interest in the Adviser. Pursuant to the terms of the Limited Partnership Agreement of the Adviser, upon acquiring a 60% or greater interest in the Adviser, NXG Cushing, LLC will replace Swank Capital, LLC, an entity which is wholly owned by Mr. Swank, as the general partner of the Adviser (collectively, the “Transaction”). Subject to certain conditions, the Transaction is expected to close in the third quarter of 2026 (the “Closing”).

The Closing of the Transaction will cause a change of control of the Adviser and, consequently, an “assignment” of the current advisory agreement between the Adviser and your Fund, which will cause such agreement to terminate. In order to provide continuity of advisory services for your Fund after the closing of the Transaction, the Board of Trustees of your Fund has approved, and is requesting that you approve, a new investment advisory agreement between the Adviser and your Fund to permit the Adviser to continue to serve as investment adviser to your Fund following the Transaction.

The Transaction will not result in any changes to the investment advisory fees paid by the Funds. The Adviser does not expect the Transaction will result in any changes to the portfolio management of the Funds or the nature or quality of the services provided by the Adviser to the Funds.

It is important that your shares be represented at the Annual Meeting in person or by proxy. Regardless of whether you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card in the accompanying postage-paid envelope or vote by telephone or through the internet pursuant to the instructions on the enclosed proxy card.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s), or vote by telephone or the internet today.

The Board of Trustees of your Fund, including the Independent Trustees, unanimously recommends that you vote “FOR” the election of the nominee(s) of the Board listed in the enclosed Proxy Statement for your Fund and “FOR” the approval of the new investment advisory agreement for your Fund.

If you have any questions about the proposals to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at (888) 463-1077.

Sincerely,

John Musgrave

John Musgrave

Trustee, CEO and President of each Fund

NXG CUSHING® MIDSTREAM ENERGY FUND (NYSE: SRV)

NXG NEXTGEN INFRASTRUCTURE INCOME FUND (NYSE: NXG)

One Energy Square
4925 Greenville Ave., Suite 1310

Dallas, Texas 75206

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To be held on June 18, 2026

Notice is hereby given to the shareholders of each of NXG Cushing® Midstream Energy Fund (“SRV”) and NXG NextGen Infrastructure Income Fund (“NXG” and, together with SRV, the “Funds” and each a “Fund”) that the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) will be held at the offices of the Funds, One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206, on June 18, 2026 at 9:00 A.M. (Central time).

The Annual Meeting is being held for the following purposes:

1.	To elect Trustees in the following manner (the “Election of the Trustees”):

(a)	With respect to SRV: To elect the Class I Trustee nominees named in the accompanying joint proxy statement, Mr. Brian R. Bruce and Mr. John H. Alban, to hold office until SRV’s 2029 annual meeting or until his successor is elected and duly qualified.

(b)	With respect to NXG: To elect the Class II Trustee nominees named in the accompanying joint proxy statement, Ms. Andrea N. Mullins and Mr. John H. Alban, to hold office until NXG’s 2028 annual meeting or until their respective successors are elected and duly qualified.

2.	To approve a new investment advisory agreement between each Fund and Cushing® Asset Management, LP (the “Adviser”).

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF EACH FUND (COLLECTIVELY, THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF NOMINEE(S) OF THE BOARD LISTED IN THE ACCOMPANYING JOINT PROXY STATEMENT FOR YOUR FUND AND “FOR” THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT FOR YOUR FUND.

The Board has fixed the close of business on March 20, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided so your shares will be represented at the Annual Meeting.

If you owned shares in more than one Fund as of the close of business on March 20, 2026, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive from us.

By order of the Board,

John Musgrave

John Musgrave
Trustee, CEO and President of each Fund

Dallas, Texas

May 12, 2026

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE A PREVIOUSLY GIVEN PROXY.

IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF A FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF A FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF THE RECORD DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD(S), OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

NXG CUSHING® MIDSTREAM ENERGY FUND (NYSE: SRV)

NXG NEXTGEN INFRASTRUCTURE INCOME FUND (NYSE: NXG)

PROXY STATEMENT

FOR

JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2026

This joint proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.001 per share of NXG Cushing® Midstream Energy Fund (“SRV”) and NXG NextGen Infrastructure Income Fund (“NXG” and, together with SRV, the “Funds” and each a “Fund”) in connection with the solicitation by the Board of Trustees of each Fund (each, a “Board” and collectively, the “Board”) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds to be held on June 18, 2026, and any adjournment, postponement or delay thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Funds, One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206, on June 18, 2026 at 9:00 A.M. (Central time). If you need to obtain directions to be able to attend the Annual Meeting and vote in person, please contact us at 214-692-6334.

This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at 214-692-6334. The Notice of Annual Meeting, the proxy and this Proxy Statement are first being mailed on or about May 12, 2026 to each Fund’s shareholders of record at the close of business on the record date of March 20, 2026.

●	Why is a shareholder meeting being held?

The common shares of each Fund are listed on the New York Stock Exchange (“NYSE”), and the rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

●	What matters will be voted on?

Shareholders of the Funds are being asked to vote on the following proposals:

1.	Election of Trustees:

(a)	With respect to SRV: To elect the Class I Trustee nominees named in this Proxy Statement, Mr. Brian R. Bruce and Mr. John H. Alban, to hold office until SRV’s 2029 annual meeting or until his successor is elected and duly qualified.

(b)	With respect to NXG: To elect the Class II Trustee nominees named in this Proxy Statement, Ms. Andrea N. Mullins and Mr. John H. Alban, to hold office until NXG’s 2028 annual meeting or until their respective successors are elected and duly qualified.

2.	Approval of New Advisory Agreement:

(a)	With respect to SRV: To approve a new investment advisory agreement between SRV and Cushing® Asset Management, LP (the “Adviser”).

(b)	With respect to NXG: To approve a new investment advisory agreement between NXG and the Adviser.

●	Why am I being asked to vote on a new investment advisory agreement?

Cushing® Asset Management, LP, d/b/a NXG Investment Management, currently serves as each Fund’s investment adviser. The Adviser operates pursuant to an Eighth Amended and Restated Limited Partnership Agreement (the “Adviser Operating Agreement”) among Jerry V. Swank, the founder of the Adviser, Swank Capital, LLC (“Swank Capital”), a Texas limited liability company wholly owned by Jerry V. Swank, and NXG Cushing, LLC (“NXG Cushing”), a Texas limited liability company owned by certain senior employees of the Adviser. The Adviser is managed by its general partner, Swank Capital. Senior management of the Adviser currently directs the day-to-day operations of the Adviser pursuant to authority delegated by Swank Capital as General Partner. As of March 31, 2026, Mr. Swank owns 80.18% of the Adviser (including 79.18% held directly and 1.00% held through Swank Capital, which Mr. Swank controls) and NXG Cushing owns 19.82% of the Adviser.

1

NXG Cushing has agreed to acquire from Mr. Swank (directly or indirectly from Swank Capital) an interest in the Adviser that will result in NXG Cushing owning an approximately 62% interest in the Adviser, together with the interest in the Adviser currently held by NXG Cushing and the interest that will be transferred to NXG Cushing pursuant to the terms of the Adviser Operating Agreement in the second quarter of 2026. Pursuant to the terms of the Adviser Operating Agreement, upon acquiring a 60% or greater interest in the Adviser, NXG Cushing will replace Swank Capital as the general partner of the Adviser (collectively, the “Transaction”). Subject to certain conditions, including obtaining shareholder approval of the New Advisory Agreements and conditions applicable to financing to be obtained by NXG Cushing with respect to the Transaction, the Transaction is expected to close in the third quarter of 2026 (the “Closing”).

The Closing of the Transaction will cause a change of control of the Adviser and, consequently, an “assignment” of the current advisory agreement between the Adviser and your Fund, which will cause such agreement to terminate. In order to provide continuity of advisory services for your Fund after the closing of the Transaction, the Board of Trustees of your Fund is requesting that you approve a new investment advisory agreement between the Adviser and your Fund to permit the Adviser to continue to serve as investment adviser to your Fund following the Transaction.

●	How will the Adviser be impacted by the Transaction?

The Adviser does not anticipate that the Transaction will have a material impact on the operations, personnel, organizational structure, capitalization, or financial and other resources of the Adviser. The Adviser’s current leadership and portfolio management teams are expected to stay in place, and no change in senior management’s strategy for the Adviser is anticipated as a result of the Transaction.

●	Will my Fund be impacted by the Transaction?

Each Fund’s current investment adviser, its investment strategy and fee structure will remain unchanged as a result of entering into the New Advisory Agreement. You will still own the same Fund shares and the underlying value of those shares is not expected to change as a result of the Transaction. The same personnel of the Adviser will continue to manage your Fund according to the same objectives and policies as before, and the Adviser does not anticipate any changes to your Fund’s operations.

●	Will the Transaction result in any differences between the New Advisory Agreement compared to the current investment advisory agreement for my Fund?

No. There are no material differences between the terms of each Fund’s New Advisory Agreement and the terms of each Fund’s prior investment advisory agreement. Under each Fund’s New Advisory Agreement, the Adviser will continue to provide investment advisory services to the Fund under terms that are substantially similar in all respects to those of the existing investment advisory agreement and for the same fees that are currently in effect.

●	What will happen if the Transaction does not occur?

Under the terms of the Adviser Operating Agreement, in connection with Mr. Swank’s retirement from the Adviser, Mr. Swank agreed to reduce his ownership of the Adviser, held directly and indirectly through Swank Capital, over time along with a commensurate increase in ownership of the Adviser by NXG Cushing, through increased quarterly revenue distributions from the Adviser to Mr. Swank pursuant to the Adviser Operating Agreement (the transfer of interests from Mr. Swank to NXG Cushing pursuant to the terms of the Adviser Operating Agreement is referred to herein as the “Adviser Ownership Plan”). If the Transaction does not occur, NXG Cushing is expected to acquire a greater than 25% interest in the Adviser on or about September 30, 2026 pursuant to the Adviser Ownership Plan (the “Ownership Shift”). However, because the occurrence of the Ownership Shift may be deemed to be a change of control and, consequently, an “assignment” of the current investment advisory agreement between the Adviser and your Fund, the Adviser Operating Agreement provides that the Ownership Shift may only occur if the New Advisory Agreements have been approved.

2

●	What will happen if shareholders do not approve the New Advisory Agreements?

The Closing of the Transaction, and if the Transaction does not occur, the occurrence of the Ownership Shift, is contingent upon the approval of the New Advisory Agreements. In the event that shareholders of either Fund do not approve their Fund’s New Advisory Agreement, the Board will determine a course of action believed by the Board to be in the best interests of such Fund and its shareholders. The Board urges you to vote without delay in order to avoid potential disruption of your Fund’s operations.

●	How many votes are required for each proposal?

With respect to Proposal 1, the affirmative vote of a plurality (i.e., the greatest number of affirmative votes) of the shares present in person or by proxy for each Fund at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of each Fund entitled to vote at the Annual Meeting) is present is necessary to elect a Trustee nominee.

With respect to Proposal 2, approval of each Fund’s New Advisory Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares entitled to vote thereon present at the Annual Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares entitled to vote thereon.

●	Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund(s), no matter how many shares you own.

●	Who is asking for my vote?

The enclosed proxy is solicited by the Board of each Fund for use at the Annual Meeting to be held on June 18, 2026, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting.

●	How does the Board recommend that shareholders vote?

The Board unanimously recommends that you vote “FOR” the Trustee nominee(s) named in this Proxy Statement for your Fund. The Board has reviewed the qualifications and backgrounds of the Board’s nominees and believes that they are experienced in overseeing investment companies and are familiar with the Funds, their investment strategies and operations and the investment adviser of the Funds. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests as shareholders.

The Board unanimously recommends that you vote “FOR” the approval of the New Advisory Agreement for your Fund.

●	Who is eligible to vote?

Shareholders of record of each Fund at the close of business on March 20, 2026, are entitled to be present and to vote at the Annual Meeting or any adjournment, postponement or delay thereof. Each share is entitled to one vote.

3

●	Who will bear the costs of proxy solicitation?

The costs and expenses of preparing the proxy statement and soliciting proxies in connection with Proposal 1 will be borne by the Funds. Each Fund pays a pro rata portion (based on respective net assets) of such costs and expenses.

The Adviser will bear the costs and expenses of preparing the proxy statement and soliciting proxies in connection with Proposal 2 and any other costs of the Funds associated with the Transaction. The allocation of costs and expenses attributable to Proposal 1 and Proposal 2 will be approved by the Board. Costs and expenses incurred by the Adviser are not subject to recoupment from the Funds.

●	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for telephone and Internet voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if a shareholder executed multiple proxy cards with respect to shares of a Fund, such shares are voted in accordance with the proxy card bearing the latest date.

If you attend the Annual Meeting and wish to vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by your duly executed proxy/proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions. If any other business is brought before the Annual Meeting, your shares will be voted at your proxies’ discretion. If you sign and date the proxy card(s), but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Broker-dealers that hold a Fund’s common shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their common shares on the election of the Trustees. The Funds understand that, under the rules of the NYSE, such broker-dealers may for certain “routine” matters, without instructions from their customers, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealers’ request for voting instructions. Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker-dealer and record your voting instructions.

The election of Trustees at the Annual Meeting is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a properly executed proxy card may have their shares voted by broker-dealers in favor of the proposal.

Approval of the New Advisory Agreement is not expected to be a “routine” matter and therefore a beneficial owner’s broker may not vote their shares unless you give instructions to your broker.

4

Abstentions or votes withheld will be counted as shares present at the Annual Meeting for purposes of a quorum. Abstentions or votes withheld will not affect the result of the vote on the Election of the Trustees.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of a quorum. Abstentions and broker non-votes will have the same effect as shares voted against Proposal 2, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. The Funds may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

●	Why does this Proxy Statement list multiple Funds?

The Funds have similar proposals and it is cost-efficient to have a joint Proxy Statement and joint Annual Meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Fund’s meeting to a time immediately after the Annual Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. The quorum requirements for the Funds are independent. The failure of a Fund to achieve a quorum may result in an adjournment of such Fund’s Annual Meeting but will not impact the ability of the other Fund to proceed with its Annual Meeting if such Fund achieves a quorum. Shareholders of each Fund will vote separately on the respective proposal relating to their Fund. In any event, an unfavorable vote on any proposal by the shareholders of one Fund will not affect the implementation of such proposal by the other Fund if the proposal is approved by the shareholders of that Fund.

●	How many shares of each Fund were outstanding as of the record date?

At the close of business on March 20, 2026, the Funds had the following common shares outstanding:

Fund	Number of Common Shares Outstanding
SRV	6,234,375
NXG	5,792,512
5

PROPOSAL #1: ELECTION OF TRUSTEES

The rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Funds are being asked to elect Trustees in the following manner:

(a)	With respect to SRV: To elect the Class I Trustee nominees named in this Proxy Statement, Mr. Brian R. Bruce and Mr. John H. Alban, to hold office until SRV’s 2029 annual meeting or until his successor is elected and duly qualified.

(b)	With respect to NXG: To elect the Class II Trustee nominees named in this Proxy Statement, Ms. Andrea N. Mullins and Mr. John H. Alban, to hold office until NXG’s 2028 annual meeting or until their respective successors are elected and duly qualified.

Composition of the Board of Trustees

(a)	With Respect to SRV:

The Trustees of SRV are classified into three classes of Trustees. Set forth below are the current classes of Trustees (assuming the nominees named in this Proxy Statement are elected):

Class I Trustees	Class II Trustees**	Class III Trustee***
Brian R. Bruce*	Andrea N. Mullins	John Musgrave
John H. Alban*

*	The Class I Trustees are standing for election at the Annual Meeting.
**	It is currently anticipated that the Class II Trustee will next stand for election at SRV’s 2027 annual meeting of shareholders.
***	It is currently anticipated that the Class III Trustee will next stand for election at SRV’s 2028 annual meeting of shareholders.

(b)	With Respect to NXG:

The Trustees of NXG are classified into two classes of Trustees. Set forth below are the current classes of Trustees (assuming the nominees named in this Proxy Statement are elected):

Class I Trustees*	Class II Trustees
Brian R. Bruce	Andrea N. Mullins**
John Musgrave	John H. Alban**

*	It is currently anticipated that the Class I Trustees will next stand for election at NXG’s 2027 annual meeting of shareholders.
**	The Class II Trustees are standing for election at the Annual Meeting.

Each Trustee nominee, if elected at the Annual Meeting, will hold office for a term in accordance with his or her respective class or until his or her respective successor shall have been elected and duly qualified. The other Trustees of each Fund will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each Trustee nominee named in this Proxy Statement. Each Trustee nominee named in this Proxy Statement has agreed to continue to serve as a Trustee of their respective Fund if elected at the Annual Meeting. If, however, a designated Trustee nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the person named therein to vote in favor of a substitute Trustee nominee or nominees as each Fund’s Nominating and Corporate Governance Committee may select.

Certain information concerning the Trustees and the officers of the Funds is set forth in the table below. Independent Trustees are those who are not interested persons of (i) the Funds, (ii) the Funds’ investment adviser, Cushing® Asset Management, LP (the “Adviser”), or (iii) a principal underwriter of the Funds and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”).

6

Trustees and Trustee Nominees

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships/Trusteeships Held During Past Five Years
INDEPENDENT TRUSTEES:
Brian R. Bruce (1955)	Chair of the Board	Trustee since 2007; Chair since 2023	Retired. Chief Executive Officer, Hillcrest Asset Management, LLC (2008-2022) (registered investment adviser).	2	None
Andrea N. Mullins (1967)	Trustee and Chair of Audit Committee	Trustee since 2021	Private Investor; Independent Contractor, SWM Advisors (2014-present).	2	Valued Advisers Trust (13 portfolios) (2013-present); Angel Oak Family of Funds (10 portfolios) (2019-present); CRM Mutual Funds Trust (5 portfolios) (2025-present).
John H. Alban (1963)	Trustee	Trustee since 2023	Retired. Previously, Chief Executive Officer (2019-2022) and Chief Operating Officer (2010-2022) of the Adviser; Chief Executive Officer and President of funds in the Fund Complex (2021-2022).	2	None.
INTERESTED TRUSTEE:
John Musgrave(4) (1982)	Trustee, Chief Executive Officer and President	Trustee since 2025	Chief Executive Officer and President (2023-present), Co-Chief Investment Officer (2016-2023), Managing Director (2016-2023), Chief Investment Officer (2023-present) and Portfolio Manager (2007-present) of the Adviser.	2	None.

(1)	The business address of each current Trustee is c/o Cushing® Asset Management, LP, One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206.
(2)	Each Trustee is generally expected to serve a term as set forth herein under “Composition of the Board of Trustees.” Length of Service indicates the year in which the individual became a trustee of any fund in the Fund Complex.
(3)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of the date of this Proxy Statement, there are two funds in the Fund Complex.
(4)	Mr. Musgrave is an “interested person” of the Funds, as defined under the 1940 Act, by virtue of his positions as Chief Executive Officer and President, Chief Investment Officer and Portfolio Manager of the Adviser.

Trustee Qualifications

The Board has determined that each Trustee or Trustee nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, and (v) ability, judgment, attributes and expertise. In respect of each Trustee or Trustee nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Funds.

7

Following is a summary of various qualifications, experiences and skills of each Trustee or Trustee nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of each Trustee or Trustee nominee do not constitute the holding out of any Trustee or Trustee nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

Brian R. Bruce. Mr. Bruce has served as a Trustee of funds in the Fund Complex since 2007. Mr. Bruce served as Chair of the Audit Committee of funds in the Fund Complex from 2007 to 2017. Mr. Bruce served as Lead Independent Trustee from 2017 to 2023, and since January 2023 has served as Chair of the Board. Through his experience as a Trustee of funds in the Fund Complex and certain other registered investment companies, as a former professor at Southern Methodist University’s Cox School of Business and former Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.

Andrea N. Mullins. Ms. Mullins has served as a Trustee of funds in the Fund Complex since 2021 and since 2021 has served as Chair of the Audit Committee. Ms. Mullins has served as a trustee of a family of investment companies since 2013. Through her experience as a Trustee of funds in the Fund Complex and Chair of the Audit Committee of funds in the Fund Complex and her former positions in senior financial roles at asset management companies, her service as a trustee of other investment companies, including as a member of the audit and pricing committees and her experience as an independent contractor with a registered investment adviser, Ms. Mullins is experienced in financial, accounting, regulatory and investment matters.

John H. Alban. Mr. Alban has served as a Trustee of funds in the Fund Complex since 2023. Through his former positions as the Chief Executive Officer of the Adviser from 2019-2022 and as Chief Operating Officer of the Adviser from 2010-2019 and his experience as Chief Executive Officer and President of funds in the Fund Complex from 2021-2022, Mr. Alban is experienced in financial, regulatory and investment matters.

John Musgrave. Mr. Musgrave has served as Trustee of funds in the Fund Complex since 2025. Through his current positions as the Chief Executive Officer and President, Chief Investment Officer and Portfolio Manager of the Adviser, his experience as Chief Executive Officer and President of funds in the Fund Complex since 2023 and his former positions as Co-Chief Investment Officer of the Adviser from 2016-2023 and Managing Director of the Adviser from 2016-2023, Mr. Musgrave is experienced in financial, regulatory and investment matters.

Board’s Leadership Structure

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Funds and one of whom is classified as an “interested person” of the Funds. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees, if required by applicable law.

An Independent Trustee, Mr. Brian R. Bruce, currently serves as Chair of the Board. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and regularly meet outside the presence of management.

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Corporate Governance Committee. The functions and role of each Committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

8

The Board has determined that this leadership structure, including a Chair of the Board who is an Independent Trustee, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Funds. In reaching this conclusion, the Board considered, among other things, the role of the Adviser in the day-to-day management of the Funds’ affairs, the extent to which the work of the Board will be conducted through the committees, the projected net assets of the Funds and the management, distribution and other service arrangements of the Funds. The Board also believes that its structure, including the presence of one Interested Trustee who is an executive officer of the Adviser, facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

Board’s Role in Risk Oversight

The Funds have retained the Adviser to provide investment advisory services and certain administrative services. The Adviser is primarily responsible for the management of risks that may arise from the Funds’ investments and operations. Certain employees of the Adviser serve as the Funds’ officers, including the Funds’ President, Chief Executive Officer, Secretary and Chief Financial Officer. The Board oversees the performance of these functions by the Adviser, both directly and through the Committee structure the Board has established. The Board receives from the Adviser reports on a regular and as-needed basis relating to the Funds’ investment activities and to the actual and potential risks of the Funds, including reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the portfolio managers of each Fund to receive reports regarding the portfolio management of each Fund and its performance and investment risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Funds that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Board Committees

The Trustees have determined that it is desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Currently, the two committees of the Board are the Audit Committee and the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee is charged with selecting a firm of independent registered public accountants for the Funds and reviewing accounting matters with the accountants.

The Audit Committee is comprised of all of the Independent Trustees: Andrea N. Mullins (Chair), Brian R. Bruce and John H. Alban. The Board has determined that Ms. Mullins is an audit committee financial expert and is independent for the purpose of the definition of audit committee financial expert as applicable to the Funds.

The report of the Audit Committee is set forth in Annex D to this Proxy Statement.

The Audit Committee is governed by a written charter. A copy of the Audit Committee charter is available on the Funds’ website at www.nxgim.com.

Audit Committee Pre-Approval Policies and Procedures

In accordance with the adopted pre-approval policies and procedures, the Audit Committee has pre-approved all audit and non-audit services provided to the Funds by their independent registered public accounting firm. The Audit Committee has delegated to the Chair of the Audit Committee, either acting alone or acting together with any other member of the Audit Committee, the authority to pre-approve any audit or permissible non-audit services; provided, however, that the Chair of the Audit Committee remains responsible for reporting any pre-approvals granted to the full Audit Committee at its next scheduled meeting.

9

Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or the Chair.

During the fiscal year ended November 30, 2025, all non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser, were pre-approved by each Funds’ Audit Committee. For more information about the Funds’ independent registered public accounting firm, see “Additional Information — Independent Auditors.”

Nominating and Corporate Governance Committee

The purposes of the Nominating and Corporate Governance Committee are to review and make recommendations on the composition of the Board, develop and make recommendations to the Board regarding corporate governance matters and practices, and review and make recommendations to the Board with respect to any compensation to be paid to certain persons including the CCO of the Funds and the Independent Trustees. The Nominating and Corporate Governance Committee is composed of all of the Independent Trustees: John H. Alban (Chair), Brian R. Bruce and Andrea N. Mullins.

As part of its duties, the Nominating and Corporate Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Corporate Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Corporate Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include:

●	The name of the shareholder and evidence of the person’s ownership of shares of a Fund, including the number of shares owned and the length of time of ownership; and

●	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Funds and the person’s consent to be named as a Trustee if selected by the Nominating and Corporate Governance Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Secretary of the Funds, c/o Cushing® Asset Management, LP, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Funds’ most recent annual meeting of shareholders. The Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as a Trustee of the Funds are that a candidate demonstrates, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Funds and has an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Corporate Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from the Adviser and the Funds. The Nominating and Corporate Governance Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Trustee’s service on the Board, see the biographical information of the Trustees above in the section entitled “Trustees and Trustee Nominees.”

10

The Nominating and Corporate Governance Committee is governed by a written charter. A copy of the Nominating and Corporate Governance Committee charter is available on the Funds’ website at www.nxgim.com.

Officers of the Funds

The following information relates to the executive officers of the Funds who are not Trustees. Fund officers receive no compensation from the Funds but may also be officers or employees of the Adviser and may receive compensation in such capacities.

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Blake R. Nelson (1986)	Chief Financial Officer and Treasurer	Officer since 2021	Chief Financial Officer (2021-present) and Controller (2013-2021) of the Adviser. Previously, fund accountant at JD Clark & Company (2011-2013). Mr. Nelson is a Certified Public Accountant.
Brad Mead (1990)	Chief Compliance Officer and Secretary	Officer since 2024	Chief Compliance Officer of the Adviser and funds in the Fund Complex (2024-present); Senior Compliance Consultant at Cloudbreak Compliance Group (2023-2024); Senior Manager, Manager and Senior Associate of Compliance at IQEQ (2020-2023); Senior Associate and Associate of Compliance at Blue River Partners LLC (2018-2020).

(1)	The business address of each officer is c/o Cushing® Asset Management, LP, One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206.
(2)	Term of office is at the discretion of the Board or until a successor has been duly elected and qualified. The year set forth above is the earliest year in which the officer was appointed as an officer of any Fund.

Shareholder Communications to the Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Funds c/o Cushing® Asset Management, LP, at 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206.

Beneficial Ownership of Securities

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Trustee or Trustee nominee and the aggregate dollar range of securities owned in the Fund Complex by each Trustee as of December 31, 2025:

Trustee	SRV	NXG	Aggregate(1)
Independent Trustees:
Brian R. Bruce	$10,001-$50,000	None	$10,001-$50,000
Andrea N. Mullins	$10,001-$50,000	$10,001-$50,000	$50,000-$100,000
John H. Alban	$10,001-$50,000	$50,000-$100,000	$50,000-$100,000
Interested Trustee:
John Musgrave	Over $100,000	None	Over $100,000

(1)	As of December 31, 2025, the family of registered investment companies consisted of two funds.

As of December 31, 2025, each Trustee or Trustee nominee and officer and the Trustees, Trustee nominees and officers of each Fund as a group owned less than 1% of the outstanding Shares of each Fund.

11

Board Meetings

It is the Funds’ policy to encourage Trustees to attend annual shareholder meetings. All of the Trustees attended the joint annual meeting of shareholders of the Funds held on May 22, 2025.

6 meetings of the Board of NXG and 6 meetings of the Board of SRV were held during the fiscal year ended November 30, 2025.

1 meeting of the Audit Committee and 2 meetings of the Nominating and Corporate Governance Committee were held during the fiscal year ended November 30, 2025.

During the fiscal year ended November 30, 2025, each Trustee attended all regular meetings of the Board and all meetings of all committees of the Board on which the Trustee served.

Trustee Compensation

The following table provides information regarding compensation of the Trustees or Trustee nominees of each Fund and for the Fund Complex, each for the fiscal year ended November 30, 2025. Officers of the Funds do not receive any compensation from the Funds. The Trustees do not receive any pension or retirement benefits from the Fund Complex.

Trustee	SRV	NXG	Total Paid to Trustees by the Fund Complex(1)
Independent Trustees:
Brian R. Bruce	$62,537	$62,463	$125,000
Andrea N. Mullins	$59,923	$60,077	$120,000
John H. Alban	$57,832	$58,168	$116,000
Interested Trustee:
John Musgrave	N/A	N/A	N/A

(1)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of the date of this proxy statement, there were two funds in the Fund Complex.

Required Vote

The affirmative vote of a plurality (i.e., the greatest number of affirmative votes) of the shares present in person or by proxy at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of each Fund entitled to vote at the Annual Meeting) is present is necessary to approve the Election of the Trustees.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRUSTEE NOMINEE(S) NAMED IN THIS PROXY STATEMENT FOR YOUR FUND.

12

PROPOSAL #2: APPROVAL OF NEW ADVISORY AGREEMENTS

Background

The Adviser. The Adviser, Cushing® Asset Management, LP, d/b/a NXG Investment Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as each Fund’s investment adviser and is responsible for the management of each Fund.

The Adviser is a Texas limited partnership. The principal business address of the Adviser is One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206.

The Adviser operates pursuant to the Adviser Operating Agreement among Jerry V. Swank, Swank Capital and NXG Cushing. Swank Capital is the sole general partner of the Adviser. Swank Capital is wholly owned by Jerry V. Swank. The principal business address of Swank Capital is 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206.

As of March 31, 2026, Mr. Swank owns 80.18% of the Adviser (including 79.18% held directly and 1.00% held through Swank Capital, which Mr. Swank controls) and NXG Cushing owns 19.82% of the Adviser.

Senior management of the Adviser currently directs the day-to-day operations of the Adviser pursuant to authority delegated by the General Partner.

NXG Cushing. NXG Cushing is owned by certain members of senior management of the Adviser:

●	John Musgrave, Chief Executive Officer of the Adviser and Trustee, CEO and President of each Fund;

●	Blake Nelson, Chief Financial Officer of the Adviser and Chief Financial Officer and Treasurer of each Fund; and

●	Todd Sunderland, Chief Risk Officer, Chief Operating Officer and Portfolio Manager of the Adviser.

The principal business address of NXG Cushing and each of Mr. Musgrave, Mr. Nelson and Mr. Sunderland is One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206.

The Transaction

NXG Cushing has agreed to acquire from Mr. Swank (directly or indirectly from Swank Capital) interest in the Adviser that will result in NXG Cushing owning an approximately 62% interest in the Adviser, together with the interest in the Adviser currently held by NXG Cushing and the interest that will be transferred to NXG Cushing pursuant to the terms of the Adviser Operating Agreement in the second quarter of 2026. Pursuant to the terms of the Adviser Operating Agreement, upon acquiring a 60% or greater interest in the Adviser, NXG Cushing will replace Swank Capital, an entity which is wholly owned by Mr. Swank, as the general partner of the Adviser. Subject to certain conditions, including obtaining shareholder approval of the New Advisory Agreements and conditions applicable to financing to be obtained by NXG Cushing with respect to the Transaction, the Closing of the Transaction is expected to occur in the third quarter of 2026.

The Closing of the Transaction will cause a change of control of the Adviser and, consequently, an “assignment” of the current advisory agreement between the Adviser and your Fund, which will cause such agreement to terminate. In order to provide continuity of advisory services for your Fund after the closing of the Transaction, the Board of Trustees of your Fund is requesting that you approve a new investment advisory agreement between the Adviser and your Fund to permit the Adviser to continue to serve as investment adviser to the Fund following the Transaction.

The Adviser Ownership Plan

Mr. Swank has reduced his involvement in the day-to-day affairs of the Adviser, including by resigning as a Trustee of the Funds in 2023. Under the terms of the Adviser Operating Agreement, the Adviser Ownership Plan provides that in connection with Mr. Swank’s retirement from the Adviser, Mr. Swank has agreed to reduce the Swank Ownership Interest over time along with a commensurate increase in ownership of the Adviser by NXG Cushing through increased quarterly revenue distributions from the Adviser to Mr. Swank pursuant to the Adviser Operating Agreement. The Adviser Ownership Plan commenced upon the execution of the Adviser Operating Agreement, effective as of June 6, 2024.

13

If the Transaction does not occur, NXG Cushing is expected to acquire a greater than 25% interest in the Adviser on or about September 30, 2026. However, because the occurrence of the Ownership Shift may be deemed to be a change of control and, consequently, an “assignment” of the current advisory agreement between the Adviser and your Fund, the Adviser Operating Agreement provides that the Ownership Shift may only occur if the New Advisory Agreements have been approved.

Pursuant to the Adviser Ownership Plan, it is expected that eventually Mr. Swank will divest the entire Swank Ownership Interest in the Adviser and NXG Cushing will hold 100% of the interests in the Adviser. If the Transaction does not occur, one or more future transfers of ownership interests from Mr. Swank to NXG Cushing pursuant to the Adviser Ownership Plan may be deemed to be a change of control, and, consequently, an “assignment” of the then current advisory agreement between the Adviser and your Fund, and Board and shareholder approval of a new investment advisory agreement will be obtained in connection with any such future transfers of ownership interests pursuant to the Adviser Ownership Plan that are deemed to be a change of control.

The Proposal

To ensure that the existing advisory services provided to the Funds can continue uninterrupted, shareholders are being asked to approve the New Advisory Agreement between the Adviser and each Fund.

Prior Advisory Agreements

SRV’s current investment advisory agreement was last approved by shareholders on August 29, 2007. NXG’s current investment advisory agreement was last approved by shareholders on September 28, 2012. Each Fund’s current investment advisory agreement was last approved for continuance by the Board on January 28, 2026. Each Fund’s current investment advisory agreement provides for its automatic termination in the event of an “assignment,” as defined in the 1940 Act.

New Advisory Agreement

It is proposed that the Adviser and each Fund enter into a new investment advisory agreement, to become effective upon the date of the Closing of the Transaction, or if the Transaction does not occur, on the date of the occurrence of the Ownership Shift.

Based upon the considerations described below under “— Board Considerations,” the Board, including the Independent Trustees, approved each Fund’s New Advisory Agreement.

There are no material differences between the terms of each Fund’s New Advisory Agreement and the terms of each Fund’s prior investment advisory agreement. Forms of the New Advisory Agreements are attached in Annex B and Annex C hereto.

Advisory Services. Under each Fund’s New Advisory Agreement, the Adviser is retained to provide investment advisory services with respect to the applicable Fund’s investment portfolio. The services to be provided by the Adviser include certain of the day-to-day operations of each Fund subject to the direction and control of the Board. Such services include (i) managing the investment and reinvestment of each Fund’s assets in accordance with such Fund’s investment policies, (ii) arranging for the purchase and sale of securities and other assets, (iii) providing investment research and analysis concerning the Fund’s assets, (iv) placing orders for purchases and sales of the Fund’s assets, (v) maintaining books and records required to support the Fund’s investment operations, (vi) monitoring on a daily basis the investment activities and portfolio holdings of the Fund and (vii) voting proxies relating to the Fund’s portfolio securities in accordance with the Adviser’s proxy voting policies and procedures. The services provided by the Adviser pursuant to each Fund’s New Advisory Agreement are identical to the services provided pursuant to each Fund’s prior investment advisory agreement.

14

Compensation. Each Fund’s New Advisory Agreement does not result in any change in the Fund’s advisory fee rate. Pursuant to each New Advisory Agreement, the Adviser will receive, as full compensation for all services rendered by the Adviser to each Fund as such, an investment-advisory fee, payable quarterly in arrears, at an annual rate of 1.25% of such Fund’s Average Weekly Managed Assets. “Average Weekly Managed Assets” with respect to a particular month means the average of the values of each weekly calculation of the Managed Assets of the applicable Fund that takes place as of any date during that month. “Managed Assets” means the total assets of the applicable Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

The Investment Adviser has contractually agreed to waive a portion of the management fee for each Fund in the amount equal to 0.25% of the Fund’s Managed Assets through February 1, 2027, which waivers will continue in effect under the New Advisory Agreement until the expiration date of the waivers.

During the fiscal year ended November 30, 2025. SRV paid the Adviser investment advisory fees of $3,276,885 and NXG paid the Adviser advisory fees of $3,676,013. During the fiscal year ended November 30, 2025, the Adviser waived $655,377 in advisory fees payable by SRV and waived $719,576 in advisory fees payable by NXG pursuant to contractual fee waivers.

Duration and Termination. Assuming approval by shareholders, each Fund’s New Advisory Agreement shall continue for an initial term of one year. Thereafter, each Fund’s New Advisory Agreement shall continue in effect from year to year if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the applicable Fund and (ii) by a majority of the trustees who are not “interested persons” of the applicable Fund or the Adviser, by vote cast in-person at a meeting called for the purpose of voting on such approval. Each Fund’s New Advisory Agreement may be terminated (i) by the Fund or the Adviser at any time, without the payment of any penalty, upon giving the other party 60 days’ written notice, or (ii) by the Adviser on 60 days’ written notice to the Fund. Each Fund’s New Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. These provisions of each Fund’s New Advisory Agreement are identical to provisions of each Fund’s prior investment advisory agreement.

Limitation of Liability. Each Fund’s New Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by the applicable Fund in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the New Advisory Agreement. These provisions of each Fund’s New Advisory Agreement are identical to provisions of such Fund’s prior investment advisory agreement.

Board Considerations

The following is a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board’s recommendation that shareholders approve each Fund’s New Advisory Agreement.

In determining whether to approve the New Advisory Agreements at a meeting of the Board held on January 28, 2026 (the “January Board Meeting”) the Independent Trustees considered and approved the continuance of each Fund’s current investment advisory agreement and approved each Fund’s New Advisory Agreement. In connection with the January Board Meeting, counsel to the Independent Trustees (“Independent Legal Counsel”) submitted to the Adviser requests for information about the continuance of each Fund’s current advisory agreement and additional information in connection with the Transaction, the Adviser Ownership Plan and the New Advisory Agreements. The Independent Trustees received information and presentations that supported the Independent Trustees’ decision to renew each Fund’s current investment advisory agreement with the Adviser. The Adviser also discussed with the Independent Trustees the Transaction, the Adviser Ownership Plan and the New Advisory Agreements. The Independent Trustees’ consideration of the information provided by the Adviser regarding the continuance of each Fund’s current advisory agreement is referred to herein as the “Contract Review”) and the Independent Trustees’ consideration of the information regarding the New Advisory Agreements, the Transaction and the Adviser Ownership Plan at the January Board Meeting in response to requests submitted by Independent Legal Counsel and information about the Adviser Ownership Plan considered at prior meetings is referred to herein as the “Transaction Diligence.”

15

The Independent Trustees considered the information received as a part of the Contract Review and the Transaction Diligence, as well as its accumulated experience in governing the Funds. The Independent Trustees reviewed and analyzed various factors they deemed relevant to the approval of the New Agreements (some of which also applied to the consideration of the renewal of the current advisory agreements), including the following factors, among others, none of which by itself was considered dispositive:

●	The Nature, Extent, and Quality of the Services Provided by the Adviser. The Independent Trustees reviewed the services being provided by the Adviser to the Funds including, without limitation, the nature and quality of the investment advisory services provided to the Funds. The Board received and considered information regarding the nature, extent and quality of services provided to the Funds under the New Advisory Agreements, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Board reviewed and considered the Adviser’s investment advisory personnel, its history, the proposed changes to the Adviser’s ownership structure, and the amount of assets currently under management by the Adviser. The Board also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of the Funds.

The Board considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of the Funds’ actual and potential investments. The Board also reviewed certain of the Adviser’s policies and procedures, including the Adviser’s Code of Ethics.

●	Consideration of Investment Performance. The Independent Trustees noted that it regularly reviews the performance of the Funds throughout the year. The Independent Trustees reviewed performance information provided by an independent third-party data provider for the periods ended November 30, 2025, comparing the performance of each Fund against its peer group over several time horizons, and using different performance metrics, including, but not limited to, the comparative performance of the Funds in terms of net asset value (NAV) and market price.

SRV. The Trustees noted that the Fund’s peer group was small, consisting of only five funds (including the Fund) for the one-year, three-year, five-year, and ten-year periods ended November 30, 2025. The Board determined that the Fund’s performance based on NAV was in the highest performing quartile for the one-year and ten-year periods, in the second highest performing quartile for the three-year period, and in the second lowest performing quartile for the five-year period. With respect to the Fund’s performance based on market price, the Board determined that the Fund’s performance was in the highest performing quartile over the one-year, three-year, and ten-year periods, and in the second highest performing quartile over the five-year period.

NXG. The Trustees noted that the Fund’s peer group was small, consisting of only four funds (including the Fund) for the one-year and three-year periods ended November 30, 2025, three funds for the five-year period ended November 30, 2025, and two funds for the ten-year period ended November 30, 2025. The Trustees determined that, among the funds in the peer group, the Fund’s performance based on NAV was the highest performing fund over the three-year and five-year periods, ranked third out of four funds for the one-year period, and ranked second out of two funds over the ten-year period. Based on market price, the Trustees determined that the Fund was the highest performing fund over the three-year, five-year, and ten-year periods and ranked third out of four funds for the one-year period.

●	Consideration of Advisory Fees and the Cost of the Services. The Board noted that each Agreement has the same expense structure. The Board also considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group of competitor closed-end funds determined by an independent third-party data provider. The Board discussed the funds contained in the peer groups and universes and the general methodology used by the data provider in preparing its report. The Board further determined that because the Fund’s advisory fee waiver is a direct reduction of the advisory fee payable by the applicable Fund and not sensitive to other fund operating expenses, the Board would use each Fund’s contractual advisory fee net of its contractual advisory fee waiver for the purposes of evaluating advisory fees and related costs of the services rendered to the applicable Fund.
16

SRV. The Board determined that the Fund’s peer group was small, consisting of only five funds (including the Fund), and that the Fund’s total net expense ratio (based on net AUM) of 2.70% and total net expense ratio (based on managed AUM) of 1.95% were each in the most expensive quartile with respect to its peer group, and the Fund’s contractual advisory fee of 1.25%, as reduced to 1.00% to account for the 0.25% contractual advisory fee waiver was equal to the median contractual advisory fee for its peer group.

NXG. The Board determined that the Fund’s peer group was small, consisting of only four funds (including the Fund), and that the Fund’s total net expense ratio (based on net AUM) of 2.38% and total net expense ratio (based on managed AUM) of 1.71% were each in the most expensive quartile with respect to its peer group, while its contractual advisory fee of 1.25%, as reduced to 1.00% to account for the 0.25% contractual advisory fee waiver, was in the second least expensive quartile for its peer group.

●	Comparable Accounts. The Board reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and the Funds.

●	Profitability. The Board received and considered a profitability analysis prepared by the Adviser, using a template developed in consultation with counsel to the Independent Trustees, that set forth the fees payable by each Fund under each New Advisory Agreement and the expenses incurred by the Adviser in connection with the operation of such Fund. The Board used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser with respect to each Fund.

The Board considered the profitability of the Adviser with respect to each Fund and the assumptions made by the Adviser in the profitability analysis. The Board noted that each Fund was profitable to the Adviser, both before and after distribution expenses.

●	Economies of Scale. The Board considered whether economies of scale in the provision of services to each Fund had been or would be passed along to the relevant Fund’s shareholders under the New Advisory Agreements.

●	Other Benefits. The Board reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with each Fund, including but not limited to soft dollar arrangements.

The Trustees also considered certain differences and similarities between the operation of each Fund under the current advisory agreements and the New Advisory Agreements and the effects of the Transaction on each Fund. Among other items, the Trustees considered the following, none of which by itself was considered dispositive:

●	Continuity of Portfolio Management. The Independent Trustees noted that the existing portfolio management team is expected to continue to provide portfolio management to the Funds and to continue to be responsible for the execution of portfolio transactions for the Funds following the Closing of the Transaction or the occurrence of the Ownership Shift. The Adviser provided information with respect to these services in connection with the Contract Review.

●	Continuity in Investment Objective, Strategies and Principal Risks. The Independent Trustees noted that the Adviser does not intend to propose changes to the Funds’ respective investment objectives, strategies or restrictions in connection with the Change of Control Event.

●	Investment Advisory Fee. The investment advisory fee payable to the Adviser under each of the New Agreements will be the same as the investment advisory fee paid to the Adviser under the current advisory agreements, which the Independent Trustees determined to be reasonable as part of the Contract Review.
17

●	Terms of the New Advisory Agreements. The Independent Trustees considered the acceptability of the terms of the New Advisory Agreements. There are no material differences between the terms of each of the New Advisory Agreements and the terms of the current investment advisory agreements.

●	The Adviser’s Assurance Regarding the Nature, Quality and Extent of Services. The Independent Trustees considered that the Adviser stated that following the Closing of the Transaction or the occurrence of the Ownership Shift there will not be any diminution in the nature, quality and extent of services provided to the Funds.

●	Costs and Expenses of the Transaction. The Independent Trustees considered that shareholders of the Funds will not bear any costs in connection with the Transaction or the Ownership Shift, inasmuch as the Adviser will bear the costs and expenses of preparing the proxy statement and soliciting proxies in connection with this Proposal 2 and any other costs of the Funds associated with the Transaction or the Ownership Shift.

Overall Conclusions. The Independent Trustees concluded that the scope and quality of services to be provided under the New Advisory Agreements will be at least equivalent to the scope and quality of services provided under the current investment advisory agreements. In addition, the Independent Trustees concluded that the Funds’ investment advisory fees were fair and reasonable in light of the extent and quality of the services to be provided and other benefits to be received. The Independent Trustees determined that approval of the applicable New Advisory Agreement was in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Trustee, in the exercise of his or her business judgment, may afford different weights to different factors. At a meeting held on January 28, 2026, the Independent Trustees approved each of the New Advisory Agreements and determined to recommend approval of the New Advisory Agreements by Shareholders.

Section 15(f) of the 1940 Act

The Board has been advised that the Adviser intends to comply with the requirements of Section 15(f) of the 1940 Act in connection with the Transaction or the Ownership Shift. Section 15(f) provides in substance that an investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale of securities of, or other interest in, such investment adviser that results in an assignment of an investment advisory contract so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the relevant investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor investment adviser), or any “interested person” (as defined in the 1940 Act) of such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

18

Additional Information about the Adviser

Other Investment Companies Advised by the Adviser. Except as set forth below, the Adviser does not serve as investment adviser to any other registered investment companies or business development companies with similar investment objectives as the Funds:

Fund	Type of Fund	Assets Under Management	Advisory Fee Rate
NYLI Cushing® MLP Premier Fund	Open-End Mutual Fund	$1.2 billion	0.55%*

*	The Adviser serves as investment sub-adviser to NYLI Cushing® MLP Premier Fund (the “Mutual Fund”). The Mutual Fund pays to its investment adviser an annual investment advisory fee of 1.10% of the Fund’s average daily net assets from which the investment adviser pays to the Adviser an annual sub-advisory fee of 0.55% of the Fund’s average daily net assets.

Relationships with the Funds Except as set forth herein, no Trustee or officer of the Funds is an officer, employee, director, general partner or shareholder of the Adviser or has any material direct or indirect interest in the Adviser or any other person controlling, controlled by or under common control with the Adviser.

Affiliated Brokerage. During the fiscal year ended November 30, 2025, the Funds paid no brokerage commissions to (i) any broker that is an affiliated person of the Funds or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Adviser.

Other Payments to Affiliates. During the fiscal year ended November 30, 2025, the Funds made no material payments to the Adviser or any affiliated person of the Adviser for services provided to the Funds except as described herein.

Required Vote

Approval of each Fund’s New Advisory Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares entitled to vote thereon present at the Annual Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares entitled to vote thereon.

In the event that shareholders of either Fund do not approve their Fund’s New Advisory Agreement, the Board will determine a course of action believed by the Board to be in the best interests of such Fund and its shareholders.

Board Recommendation

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NEW ADVISORY AGREEMENT FOR YOUR FUND.

19

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

One-third of the outstanding shares of each Fund entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting with respect to such Fund for purposes of conducting business at the Annual Meeting.

The Board has fixed the close of business on March 20, 2026 as the record date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for telephone and Internet voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if a shareholder executed multiple proxy cards with respect to shares of a Fund, such shares are voted in accordance with the proxy card bearing the latest date.

If you attend the Annual Meeting and wish to vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by your duly executed proxy/proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions. If any other business is brought before the Annual Meeting, your shares will be voted at your proxies’ discretion. If you sign and date the proxy card(s), but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Broker-dealers that hold a Fund’s common shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their common shares on the election of the Trustees. The Funds understand that, under the rules of the NYSE, such broker-dealers may for certain “routine” matters, without instructions from their customers, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealers’ request for voting instructions. Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker-dealer and record your voting instructions.

The election of Trustees at the Annual Meeting is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a properly executed proxy card may have their shares voted by broker-dealers in favor of the proposal.

Approval of the New Advisory Agreement is not expected to be a “routine” matter and therefore a beneficial owner’s broker may not vote their shares unless you give instructions to your broker.

20

Abstentions or votes withheld will be counted as shares present at the Annual Meeting for purposes of a quorum. Abstentions or votes withheld will not affect the result of the vote on the Election of the Trustees.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of a quorum. Abstentions and broker non-votes will have the same effect as shares voted against Proposal 2, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. The Funds may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Proxy Solicitation

The Funds have retained Georgeson LLC to assist in the solicitation of proxies at an estimated cost of $70,000 for SRV and $60,000 for NXG, plus any out-of-pocket expenses.

The costs and expenses of preparing the proxy statement and soliciting proxies in connection with Proposal 1 will be borne by the Funds. Each Fund pays a pro rata portion (based on respective net assets) of such costs and expenses.

The Adviser will bear the costs and expenses of preparing the proxy statement and soliciting proxies in connection with Proposal 2 and any other costs of the Funds associated with the Transaction. The allocation of costs and expenses attributable to Proposal 1 and Proposal 2 will be approved by the Board. Costs and expenses incurred by the Adviser are not subject to recoupment from the Funds.

The Funds’ officers and employees of the Adviser (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Funds for such out-of-pocket expenses.

Administrator

U.S. Bancorp Fund Services, LLC, located at 811 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Funds’ administrator.

Independent Auditors

Ernst & Young LLP (“Ernst & Young”) has been selected as the Funds’ independent registered public accounting firm by the Audit Committee and ratified by a majority of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during the fiscal year ended November 30, 2026. Representatives of Ernst & Young are not expected to attend the Annual Meeting. The Funds do not know of any direct or indirect financial interest of Ernst & Young in the Funds.

Audit Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by Ernst & Young for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex A. All of the audit services for the fiscal years ended November 30, 2024 and November 30, 2025 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by Ernst & Young for assurance and related services reasonably related to the performance of the audit of such Fund’s annual financial statements are set forth on Annex A. All of the audit-related services for the fiscal years ended November 30, 2024 and November 30, 2025 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Tax Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed by Ernst & Young and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth on Annex A.

21

All of the tax services for the fiscal years ended November 30, 2024 and November 30, 2025 were approved by the Audit Committee in accordance with its pre-approval policies and procedures. Ernst & Young did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Funds’ Audit Committee for such fiscal periods.

All Other Fees. There were no fees billed by Ernst & Young for the fiscal years ended November 30, 2024 and November 30, 2025 for services rendered to the Funds other than audit, audit-related and tax services.

Aggregate Non-Audit Fees. For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed by Ernst & Young for services rendered to each Fund, the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to a Fund that are directly related to the operations and financial reporting of the Fund are set forth on Annex A.

Principal Shareholders

As of March 20, 2026, to the knowledge of each Fund, no person beneficially owned more than 5% of the voting securities of the one class of securities of each Fund, except as set forth below:

Fund	Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
NXG	Sit Investment Associates, Inc. Sit Fixed Income Advisers II, LLC(1) 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	Common Shares	293,062	5.2%

(1)	Based on Schedule 13G filed on January 6, 2026.

Delaware Statutory Trust Act — Control Share Acquisitions

Because each Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Funds, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of Trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of a Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of a Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by a Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. The Board of Trustees has considered the Control Share Statute. As of the date hereof, the Board of Trustees has not received notice of the occurrence of a control share acquisition nor has been requested to exempt any acquisition. Therefore, the Board of Trustees has not determined whether the application of the Control Share Statute to an acquisition of Fund shares is in the best interest of the Fund and its shareholders and has not exempted, and has no present intention to exempt, any acquisition or class of acquisitions.

22

If the Board of Trustees receives a notice of a control share acquisition and/or a request to exempt any acquisition, it will consider whether the application of the Control Share Statute or the granting of such an exemption would be in the best interest of the Fund and its shareholders. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to a Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws and the opting in to state control share statutes violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries. The Board has considered the Control Share Statute and the uncertainty around the general application under the 1940 Act of state control share statutes and enforcement of statute control share statutes. The Board intends to continue to monitor developments relating to the Control Share Statute and state control share statutes generally.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Funds and any subsequent acquisitions of shares.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting to be held on June 18, 2026

This Proxy Statement, each Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the internet at https://www.proxy-direct.com/csh-35101. These Proxy Materials will be available on the internet through the day of the Annual Meeting.

Each Fund will furnish to any shareholder, without charge, a copy of such Fund’s most recent annual report to shareholders upon request. Requests should be directed to the Funds, c/o the Adviser, One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206, (888) 777-2346.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than ten percent of a Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and timely filed, except as follows: a Form 4 relating to a disposition of shares of SRV by Jerry V. Swank was inadvertently filed late.

Privacy Principles of the Funds

In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. The Funds do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

23

The Funds do not disclose any nonpublic personal information about you, other shareholders or former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, the Funds restrict access to nonpublic personal information about their shareholders to those employees who need to know that information to provide services to our shareholders. The Funds also maintain certain other safeguards to protect your nonpublic personal information.

Deadline for Shareholder Proposals

The deadline for submitting shareholder proposals for inclusion in a Fund’s proxy statement and form of proxy for each Fund’s annual meeting of shareholders in 2027 is January 12, 2027. Any shareholder proposal that is intended to be presented at such annual meeting, but not submitted for inclusion in a Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this Proxy Statement no earlier than January 12, 2027 and no later than February 11, 2027. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next annual meeting in accordance with each Fund’s advance notice By-Law. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting because certain federal rules and a Fund’s advance notice By-Law, respectively, must be complied with before consideration of the proposal is required.

Other Matters

The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Adjournment

In the event a quorum is not present at the Annual Meeting or a quorum is present at the Annual Meeting but sufficient votes to approve a Proposal are not received, the chairperson of the Annual Meeting may move for an adjournment to permit further solicitation of proxies if the chairperson determines that adjournment and further solicitation are reasonable and in the best interests of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of the negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any adjourned meeting or meetings may be held without the necessity of another notice.

May 12, 2026

24

ANNEX A

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Each Fund has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. No portion of the fees billed by Ernst & Young applicable to non-audit services were approved pursuant to waiver of pre-approval requirements.

Fiscal Year ended November 30, 2024

		Non-Audit Fees
Fund	Audit Fees	Audit Related	Tax	Others	Total Non-Audit	Total
SRV	$72,500	$47,500	$21,000	None	$68,500	$141,000
NXG	$74,000	$69,000	$21,000	None	$90,000	$164,000

Fiscal Year ended November 30, 2025

		Non-Audit Fees
Fund	Audit Fees	Audit Related	Tax	Others	Total Non-Audit	Total
SRV	$72,500	$61,114	$21,000	None	$82,114	$154,614
NXG	$74,000	$43,386	$21,000	None	$64,386	$138,386

The following table indicates the total non-audit fees billed by the Fund’s principal accountant for services to the Funds and to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds. The audit committee has considered whether the provision of non-audit services that were rendered to the Adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	SRV	NXG
Fiscal Year ended November 30, 2024	$21,000	$21,000
Fiscal Year ended November 30, 2025	$21,000	$21,000

A-1

ANNEX B

INVESTMENT MANAGEMENT AGREEMENT

ENTERED INTO BETWEEN

NXG CUSHING MIDSTREAM ENERGY FUND

AND

CUSHING ASSET MANAGEMENT, LP

This Investment Management Agreement (the “Agreement”) is entered into as of ________, 2026 by and between NXG Cushing Midstream Energy Fund (the “Fund”), a statutory trust duly organized and existing under the laws of the State of Delaware, and Cushing Asset Management, LP, a limited partnership duly organized and existing under the laws of the State of Texas (the “Investment Adviser”).

RECITALS:

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”); and

The Investment Adviser is engaged principally in providing management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

The Investment Adviser is willing to provide management and investment advisory services to the Fund on the terms and conditions set out below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Fund and the Investment Adviser agree as follows:

1. Investment Description; Appointment

(a) Investment Description. The Fund will invest and reinvest its assets in accordance with the investment objective, policies and limitations specified in the prospectus (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s registration statement on Form N-2 (the “Registration Statement”), as the Fund may periodically amend such investment objective, policies and limitations.

(b) Appointment of Investment Adviser. The Fund will employ the Investment Adviser to act as the investment adviser of the Fund and to furnish the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Fund (the “Board of Trustees”), for the period and on the terms and conditions set out in this Agreement. The Investment Adviser accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations set out in this Agreement for the compensation provided for in this Agreement. The Investment Adviser for all purposes in this Agreement will be deemed to be an independent contractor and, unless otherwise expressly provided or authorized in this Agreement, will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2. Duties of the Investment Adviser

(a) Management Services.

(1)	The Investment Adviser will perform, or arrange for its affiliates to perform, the management services necessary for the operation of the Fund. The Investment Adviser will provide the Fund with office space, facilities, equipment and necessary personnel (which may be its own) and such other services as the Investment Adviser, subject to review by the Board of Trustees, from time to time will determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser, also on behalf of the Fund, will conduct affairs with custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.
B-1

(2)	The Investment Adviser will, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) preparing all general shareholder communications, including shareholder reports; (ii) conducting shareholder relations; (iii) maintaining the Fund’s existence and its records; (iv) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state law; (v) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle; (vi) overseeing the determination and publication of the Fund’s net asset value in accordance with the Fund’s policy as adopted from time to time by the Board of Trustees; (vii) overseeing the preparation and filing of the Fund’s federal, state and local income tax returns and any other required tax returns; (viii) reviewing the appropriateness of and arranging for payment of the Fund’s expenses; (ix) preparing (or overseeing the preparation) for review and approval by officers of the Fund financial information for the Fund’s semi-annual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Fund shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders; (x) preparing (or overseeing the preparation) for review by an officer of the Fund the Fund’s periodic financial reports required to be filed with the SEC on Form N-SAR, N-CSR and such other reports, forms and filings, as may be mutually agreed upon; (xi) preparing reports relating to the business and affairs of the Fund as may be mutually agreed upon and not otherwise appropriately prepared by the Fund’s custodian, counsel or auditors; (xii) preparing (or overseeing the preparation of) such information and reports as may be required by any stock exchange or exchanges on which the Fund’s shares are listed; (xiii) making such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board of Trustees may reasonably request or deems appropriate; (xiv) making such reports and recommendations to the Board of Trustees concerning the performance and fees of the Fund’s custodian, transfer agent, administrator and dividend disbursing agent as the Board of Trustees may reasonably request or deems appropriate; (xv) overseeing and reviewing calculations of fees paid to the Fund’s service providers; (xvi) reviewing implementation of any share purchase programs authorized by the Board of Trustees; (xvii) determining the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; (xviii) preparing and arranging for the printing of dividend notices to shareholders; (xix) providing the Fund’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan; (xx) preparing such information and reports as may be required by any party from which the Fund borrows funds; (xxi) providing such assistance to the custodian and the Fund’s counsel and auditors as generally may be required to properly carry on the business and operations of the Fund; and (xxii) assisting in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934 (the “1934 Act”), and Section 30(f) of the 1940 Act for the officers and Trustees of the Fund, such filings to be based on information provided by those persons.

(3)	The Investment Adviser will authorize and permit any of its principals, officers and employees who may be elected or appointed as trustees or officers of the Fund to serve in the capacities in which they are elected or appointed. Services to be furnished by the Investment Adviser under this Agreement may be furnished through the medium of any of such principals, officers, or employees. The Investment Adviser generally will monitor the Fund’s compliance with investment policies and restrictions as set out in filings made by the Fund under the federal securities laws. The Investment Adviser will make reports to the Board of Trustees of its performance of obligations under this Agreement and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as the Fund will determine to be desirable.
B-2

(b) Investment Advisory Services. Subject to the supervision, direction and approval of the Board of Trustees, the Investment Adviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Investment Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (ii) make investment decisions for the Fund; (iii) place purchase and sale orders for portfolio transactions on behalf of the Fund, lend securities and manage otherwise uninvested cash assets of the Fund; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Investment Adviser’s management of the assets of the Fund (in such respect, and only for this limited purpose or to the extent expressly stated elsewhere in this Agreement, the Investment Adviser will act as the Fund’s agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research services to the Fund; and (vii) make decisions with respect to the use by the Fund of borrowing for leverage or other investment purposes. The Investment Adviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition:

(1) The Investment Adviser will maintain and preserve the records specified in Section 12 of this Agreement and any other records related to the Fund’s transactions as are required under any applicable state or federal securities law or regulation including the 1940 Act, the 1934 Act, and the Advisers Act.

(2) The Investment Adviser will comply with any procedures provided from time to time to the Investment Adviser by the Fund. The Investment Adviser will notify the Fund as soon as reasonably practicable upon detection of any material breach of such procedures.

(3) The Investment Adviser will maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Fund, and will institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Investment Adviser will follow such Code of Ethics in performing its services under this Agreement.

(4) The Investment Adviser will manage the Fund’s assets in accordance with the Fund’s investment objective and policies as adopted by the Fund from time to time. The Investment Adviser also will manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules under the 1940 Act, any SEC order issued to the Fund, and any applicable state securities law or regulation. The Investment Adviser will process and respond to class action lawsuits relating to the portfolio securities of the Fund and any proceeds to the Fund from such lawsuits.

3. Information and Reports

(a) The Investment Adviser will keep the Fund informed of developments relating to the Investment Adviser’s duties as investment adviser of which the Investment Adviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Investment Adviser will provide the Fund and its officers with such periodic reports concerning the obligations the Investment Adviser has assumed under this Agreement as the Fund may from time to time reasonably request. The Investment Adviser will certify quarterly to the Fund that it and its “Advisory Persons” (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Investment Adviser has done to seek to ensure such compliance in the future. The Investment Adviser will annually furnish to the Fund a written report, which complies with the requirements of Rule 17j-1, concerning the Investment Adviser’s Code of Ethics. Upon written request of the Fund with respect to violations of the Code of Ethics directly affecting the Fund, the Investment Adviser will permit representatives of the Fund to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

(b) The Investment Adviser will provide the Fund with any information reasonably requested regarding the Investment Adviser’s management of the Fund required for any shareholder report or amended registration statement to be filed by the Fund with the SEC.

(c) The Investment Adviser will notify the Fund of any additional, removed or substituted general partner of the Investment Adviser within a reasonable time of such addition, removal or substitution.

B-3

4. Standard of Care

The Investment Adviser will exercise its best judgment, act in good faith, use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. The Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement. As used in this Section 4, the term “Investment Adviser” will include any affiliates of the Investment Adviser performing services for the Fund contemplated by this Agreement and principals, officers and employees of the Investment Adviser and of such affiliates.

5. Investment Adviser’s Duties Regarding Fund Transactions

(a) Placement of Orders. The Investment Adviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers the Investment Adviser, in its sole discretion, selects. To that end, the Investment Adviser is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Investment Adviser is subject to the supervision of the Board of Trustees and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board of Trustees, as may be amended from time to time, and is subject to provisions (b), (c) and (d) of this Section 5.

(b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines adopted by the Fund, in the selection of brokers and dealers to execute portfolio transactions, the Investment Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Investment Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Investment Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Investment Adviser a higher commission than that charged by other brokers and dealers if the Investment Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Investment Adviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Investment Adviser advises.

(c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Investment Adviser will identify and provide a written description to the Board of Trustees of all “soft dollar” arrangements that the Investment Adviser maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Investment Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d) Aggregated Transactions. On occasions when the Investment Adviser deems the purchase or sale of a security or other financial instrument to be in the best interests of both the Fund and other client accounts or portfolios that the Investment Adviser manages, the Investment Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Investment Adviser manages. When an order is so aggregated, the Investment Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or the transaction is effected on a basis that the Investment Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients, subject at all times to the allocation policies and procedures of the Fund. The Investment Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

B-4

6. Compensation

For the services rendered, the facilities furnished and the expenses assumed by the Investment Adviser under this Agreement, the Fund will pay to the Investment Adviser at the end of each calendar month a management fee at the annual rate of 1.25% of the Fund’s Average Weekly Managed Assets. “Average Weekly Managed Assets” with respect to a particular month means the average of the values of each weekly calculation of the Managed Assets of the Fund that takes place as of any date during that month. “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies. To the extent applicable, the Fund and the Investment Adviser understand and acknowledge that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s Average Weekly Managed Assets. The management fee for the period from the Effective Date (defined in Section 10(a)) of this Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the management fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining management fees payable to the Investment Adviser, the value of the Fund’s Managed Assets will be computed at the times and in the manner specified from time to time by the Board of Trustees.

7. Expenses

(a) The Investment Adviser. Except as may otherwise be provided in Section 7(b) of this Agreement, the Investment Adviser will: (i) provide the staff and personnel necessary to perform its obligations under this Agreement, assume and pay or cause to be paid all expenses incurred in connection with the maintenance of such staff and personnel, and, at its own expense, provide the office space, facilities, equipment and necessary personnel that it is obligated to provide under this Agreement; and (ii) pay, or cause affiliates to pay, compensation of all officers of the Fund and all Trustees of the Fund who are “interested persons” of the Fund (as defined in the 1940 Act).

(b) The Fund. The Fund will bear all other expenses to be incurred in its operation, including, but not limited to: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund’s trustees who are not “interested persons” of the Fund, including reimbursement for all of their out-of-pocket expenses related to attendance at Board of Trustees or committee meetings; (iv) legal and audit expenses; (v) custodian, administrative, fund accounting, registrar, transfer agent and dividend disbursing agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations in connection with such meetings; (ix) insurance premiums for fidelity bond, directors and officers/errors and omissions insurance policies, and other coverage; (x) management fees; (xi) expenses of typesetting for printing prospectuses and, as applicable, statements of additional information and supplements to those documents; (xii) expenses of printing and mailing prospectuses and, as applicable, statements of additional information and supplements to those documents; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations pursuant to which the Fund may have to indemnify the Fund’s trustees, officers, employees and/or agents with respect to these actions, suits or proceedings. If the Investment Adviser or any of its affiliates provides accounting services to the Fund, the Fund will reimburse the Investment Adviser and its affiliates for their costs in providing such accounting services to the Fund using a methodology for determining costs approved by the Board of Trustees.

B-5

8. Services to Other Companies or Accounts

The Fund understands that the Investment Adviser and its affiliates now act, will continue to act and may act in the future as investment manager, adviser, general partner or managing member to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including, but not limited to, offshore entities or private accounts. The Fund has no objection to the Investment Adviser and its affiliates so acting, so long as, whenever the Fund and one or more other investment companies or accounts managed or advised by the Investment Adviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account and in accordance with the Fund’s allocation policies and procedures as adopted by the Fund from time to time. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. The Fund understands that the persons employed by the Investment Adviser to assist in the performance of the Investment Adviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Investment Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Investment Adviser or any of its affiliates, principals, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, so long as such activities do not adversely affect or otherwise impair the performance by the Investment Adviser of its duties and obligations under this Agreement.

9. Custody

Nothing in this Agreement will require the Investment Adviser to take or receive physical possession of cash, securities, or other investments of the Fund.

10. Term of Agreement; Termination of Agreement; Amendment of Agreement

(a) Term. This Agreement will become effective upon the acceptance into the Fund of investment moneys other than seed capital from the Investment Adviser or its affiliate (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and after that initial two-year term so long as such continuance is specifically approved at least annually as required by the 1940 Act.

(b) Termination. This Agreement may be terminated, without penalty, (i) by the Board of Trustees or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ prior written notice to the Investment Adviser, (ii) by the Investment Adviser upon sixty (60) days’ prior written notice to the Fund, or (iii) by Investment Adviser upon sixty (60) days’ prior written notice to the Fund. This Agreement also will terminate automatically in the event of its “assignment,” as defined in the 1940 Act and the rules under the 1940 Act, except that to the extent consistent with the Advisers Act and the 1940 Act, without the notice to or consent of the Fund, the Investment Adviser may be reconstituted or reorganized into any other form of business entity.

(c) Amendment. This Agreement may be amended in writing by mutual consent and in conformity with the requirements of the 1940 Act and the rules under the 1940 Act.

11. Cooperation with Regulatory Authorities or Other Actions

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. Records

(a) Maintenance of Records. The Investment Adviser undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Investment Adviser’s responsibilities under this Agreement for the Fund (the “Fund’s Books and Records”).

B-6

(b) Ownership of Records. The Investment Adviser agrees that the Fund’s Books and Records are the Fund’s property and agrees to surrender promptly to the Fund the Fund’s Books and Records upon the request of the Fund. The Investment Adviser may, however, retain copies of the records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Investment Adviser’s offices. The Fund or its authorized representatives will have the right to copy any records in the Investment Adviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund. The Investment Adviser agrees that the policies and procedures it has established for managing the Fund, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Fund, will be made available for inspection by the Fund or its authorized representatives upon reasonable written request within two (2) business days.

13. Conflicts with Fund’s Governing Documents and Applicable Laws

Nothing contained in this Agreement will be deemed to require the Fund to take any action contrary to the Fund’s Amended and Restated Agreement and Declaration of Trust or By-laws, as they may be amended and/or restated from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Fund.

14. Survival

All representations and warranties made by the Investment Adviser and the Fund in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

15. Governing Law

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

16. Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected as a result. As used in this Agreement, terms will have the same meaning as such terms have in the 1940 Act. In the event that the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision may be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

17. Definitions

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act and the rules under the 1940 Act. The term “majority of the outstanding shares” as used in this Agreement means the lesser of (a) sixty-seven percent (67%) or more of the voting shares present at a meeting if more than fifty percent (50%) of these voting shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding voting shares.

18. Limitation of Liability of the Fund and the Shareholders

None of the Trustees, officers, agents or shareholders of the Fund will be personally liable under this Agreement. The name “NXG Cushing Midstream Energy Fund” is the designation of the Fund for the time being under the Amended and Restated Agreement and Declaration of Trust and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund, as none of the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

B-7

19. Use of Name

The Fund may use any name that includes the word “Cushing” or “Swank” only for so long as this Agreement or any other agreement between the Investment Adviser or any other affiliate of the Investment Adviser and the Fund or any extension, renewal or amendment of this Agreement or such other agreement remains in effect, including any similar agreement with any organization that succeeds to the Investment Adviser’s business as investment adviser. At such time as such an agreement is no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Investment Adviser or any organization that has succeeded to the Investment Adviser’s business.

20. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

NXG CUSHING MIDSTREAM ENERGY FUND

By:
Name:
Title:

CUSHING ASSET MANAGEMENT, LP

By:
Title:

By:
Name:
Title:

B-8

ANNEX C

INVESTMENT MANAGEMENT AGREEMENT

ENTERED INTO BETWEEN

NXG NEXTGEN INFRASTRUCTURE INCOME FUND

AND

CUSHING ASSET MANAGEMENT, LP

This Investment Management Agreement (the “Agreement”) is entered into as of __________, 2026 by and between NXG NextGen Infrastructure Income Fund (the “Fund”), a statutory trust duly organized and existing under the laws of the State of Delaware, and Cushing Asset Management, LP, a limited partnership duly organized and existing under the laws of the State of Texas (the “Investment Adviser”).

RECITALS:

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”); and

The Investment Adviser is engaged principally in providing management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

The Investment Adviser is willing to provide management and investment advisory services to the Fund on the terms and conditions set out below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Fund and the Investment Adviser agree as follows:

1.	Investment Description; Appointment

(a) Investment Description. The Fund will invest and reinvest its assets in accordance with the investment objective, policies and limitations specified in the prospectus (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s registration statement on Form N-2 (the “Registration Statement”), as the Fund may periodically amend such investment objective, policies and limitations.

(b) Appointment of Investment Adviser. The Fund will employ the Investment Adviser to act as the investment adviser of the Fund and to furnish the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Fund (the “Board of Trustees”), for the period and on the terms and conditions set out in this Agreement. The Investment Adviser accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations set out in this Agreement for the compensation provided for in this Agreement. The Investment Adviser for all purposes in this Agreement will be deemed to be an independent contractor and, unless otherwise expressly provided or authorized in this Agreement, will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2.	Duties of the Investment Adviser

(a) Management Services.

(1) The Investment Adviser will perform, or arrange for its affiliates to perform, the management services necessary for the operation of the Fund. The Investment Adviser will provide the Fund with office space, facilities, equipment and necessary personnel (which may be its own) and such other services as the Investment Adviser, subject to review by the Board of Trustees, from time to time will determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser, also on behalf of the Fund, will conduct affairs with custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.

C-1

(2) The Investment Adviser will, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) preparing all general shareholder communications, including shareholder reports; (ii) conducting shareholder relations; (iii) maintaining the Fund’s existence and its records; (iv) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state law; (v) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle; (vi) overseeing the determination and publication of the Fund’s net asset value in accordance with the Fund’s policy as adopted from time to time by the Board of Trustees; (vii) overseeing the preparation and filing of the Fund’s federal, state and local income tax returns and any other required tax returns; (viii) reviewing the appropriateness of and arranging for payment of the Fund’s expenses; (ix) preparing (or overseeing the preparation) for review and approval by officers of the Fund financial information for the Fund’s semi-annual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Fund shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders; (x) preparing (or overseeing the preparation) for review by an officer of the Fund the Fund’s periodic financial reports required to be filed with the SEC on Form N-SAR, N-CSR and such other reports, forms and filings, as may be mutually agreed upon; (xi) preparing reports relating to the business and affairs of the Fund as may be mutually agreed upon and not otherwise appropriately prepared by the Fund’s custodian, counsel or auditors; (xii) preparing (or overseeing the preparation of) such information and reports as may be required by any stock exchange or exchanges on which the Fund’s shares are listed; (xiii) making such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board of Trustees may reasonably request or deems appropriate; (xiv) making such reports and recommendations to the Board of Trustees concerning the performance and fees of the Fund’s custodian, transfer agent, administrator and dividend disbursing agent as the Board of Trustees may reasonably request or deems appropriate; (xv) overseeing and reviewing calculations of fees paid to the Fund’s service providers; (xvi) reviewing implementation of any share purchase programs authorized by the Board of Trustees; (xvii) determining the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; (xviii) preparing and arranging for the printing of dividend notices to shareholders; (xix) providing the Fund’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan; (xx) preparing such information and reports as may be required by any party from which the Fund borrows funds; (xxi) providing such assistance to the custodian and the Fund’s counsel and auditors as generally may be required to properly carry on the business and operations of the Fund; and (xxii) assisting in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934 (the “1934 Act”), and Section 30(f) of the 1940 Act for the officers and Trustees of the Fund, such filings to be based on information provided by those persons.

(3) The Investment Adviser will authorize and permit any of its principals, officers and employees who may be elected or appointed as trustees or officers of the Fund to serve in the capacities in which they are elected or appointed. Services to be furnished by the Investment Adviser under this Agreement may be furnished through the medium of any of such principals, officers, or employees. The Investment Adviser generally will monitor the Fund’s compliance with investment policies and restrictions as set out in filings made by the Fund under the federal securities laws. The Investment Adviser will make reports to the Board of Trustees of its performance of obligations under this Agreement and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as the Fund will determine to be desirable.

(b) Investment Advisory Services. Subject to the supervision, direction and approval of the Board of Trustees, the Investment Adviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Investment Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (ii) make investment decisions for the Fund; (iii) place purchase and sale orders for portfolio transactions on behalf of the Fund, lend securities and manage otherwise uninvested cash assets of the Fund; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Investment Adviser’s management of the assets of the Fund (in such respect, and only for this limited purpose or to the extent expressly stated elsewhere in this Agreement, the Investment Adviser will act as the Fund’s agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research services to the Fund; and (vii) make decisions with respect to the use by the Fund of borrowing for leverage or other investment purposes. The Investment Adviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition:

C-2

(1) The Investment Adviser will maintain and preserve the records specified in Section 12 of this Agreement and any other records related to the Fund’s transactions as are required under any applicable state or federal securities law or regulation including the 1940 Act, the 1934 Act, and the Advisers Act.

(2) The Investment Adviser will comply with any procedures provided from time to time to the Investment Adviser by the Fund. The Investment Adviser will notify the Fund as soon as reasonably practicable upon detection of any material breach of such procedures.

(3) The Investment Adviser will maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Fund, and will institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Investment Adviser will follow such Code of Ethics in performing its services under this Agreement.

(4) The Investment Adviser will manage the Fund’s assets in accordance with the Fund’s investment objective and policies as adopted by the Fund from time to time. The Investment Adviser also will manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules under the 1940 Act, any SEC order issued to the Fund, and any applicable state securities law or regulation. The Investment Adviser will process and respond to class action lawsuits relating to the portfolio securities of the Fund and any proceeds to the Fund from such lawsuits.

3.	Information and Reports

(a) The Investment Adviser will keep the Fund informed of developments relating to the Investment Adviser’s duties as investment adviser of which the Investment Adviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Investment Adviser will provide the Fund and its officers with such periodic reports concerning the obligations the Investment Adviser has assumed under this Agreement as the Fund may from time to time reasonably request. The Investment Adviser will certify quarterly to the Fund that it and its “Advisory Persons” (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Investment Adviser has done to seek to ensure such compliance in the future. The Investment Adviser will annually furnish to the Fund a written report, which complies with the requirements of Rule 17j-1, concerning the Investment Adviser’s Code of Ethics. Upon written request of the Fund with respect to violations of the Code of Ethics directly affecting the Fund, the Investment Adviser will permit representatives of the Fund to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

(b) The Investment Adviser will provide the Fund with any information reasonably requested regarding the Investment Adviser’s management of the Fund required for any shareholder report or amended registration statement to be filed by the Fund with the SEC.

(c) The Investment Adviser will notify the Fund of any additional, removed or substituted general partner of the Investment Adviser within a reasonable time of such addition, removal or substitution.

4.	Standard of Care

The Investment Adviser will exercise its best judgment, act in good faith, use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. The Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement. As used in this Section 4, the term “Investment Adviser” will include any affiliates of the Investment Adviser performing services for the Fund contemplated by this Agreement and principals, officers and employees of the Investment Adviser and of such affiliates.

C-3

5.	Investment Adviser’s Duties Regarding Fund Transactions

(a) Placement of Orders. The Investment Adviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers the Investment Adviser, in its sole discretion, selects. To that end, the Investment Adviser is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Investment Adviser is subject to the supervision of the Board of Trustees and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board of Trustees, as may be amended from time to time, and is subject to provisions (b), (c) and (d) of this Section 5.

(b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines adopted by the Fund, in the selection of brokers and dealers to execute portfolio transactions, the Investment Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Investment Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Investment Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Investment Adviser a higher commission than that charged by other brokers and dealers if the Investment Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Investment Adviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Investment Adviser advises.

(c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Investment Adviser will identify and provide a written description to the Board of Trustees of all “soft dollar” arrangements that the Investment Adviser maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Investment Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d) Aggregated Transactions. On occasions when the Investment Adviser deems the purchase or sale of a security or other financial instrument to be in the best interests of both the Fund and other client accounts or portfolios that the Investment Adviser manages, the Investment Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Investment Adviser manages. When an order is so aggregated, the Investment Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or the transaction is effected on a basis that the Investment Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients, subject at all times to the allocation policies and procedures of the Fund. The Investment Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

6.	Compensation

For the services rendered, the facilities furnished and the expenses assumed by the Investment Adviser under this Agreement, the Fund will pay to the Investment Adviser at the end of each calendar month a management fee at the annual rate of 1.25% of the Fund’s Average Weekly Managed Assets. “Average Weekly Managed Assets” with respect to a particular month means the average of the values of each weekly calculation of the Managed Assets of the Fund that takes place as of any date during that month. “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies. To the extent applicable, the Fund and the Investment Adviser understand and acknowledge that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s Average Weekly Managed Assets. The management fee for the period from the Effective Date (defined in Section 10(a)) of this Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the management fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining management fees payable to the Investment Adviser, the value of the Fund’s Managed Assets will be computed at the times and in the manner specified from time to time by the Board of Trustees.

C-4

7.	Expenses

(a) The Investment Adviser. Except as may otherwise be provided in Section 7(b) of this Agreement, the Investment Adviser will: (i) provide the staff and personnel necessary to perform its obligations under this Agreement, assume and pay or cause to be paid all expenses incurred in connection with the maintenance of such staff and personnel, and, at its own expense, provide the office space, facilities, equipment and necessary personnel that it is obligated to provide under this Agreement; and (ii) pay, or cause affiliates to pay, compensation of all officers of the Fund and all Trustees of the Fund who are “interested persons” of the Fund (as defined in the 1940 Act).

(b) The Fund. The Fund will bear all other expenses to be incurred in its operation, including, but not limited to: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund’s trustees who are not “interested persons” of the Fund, including reimbursement for all of their out-of-pocket expenses related to attendance at Board of Trustees or committee meetings; (iv) legal and audit expenses; (v) custodian, administrative, fund accounting, registrar, transfer agent and dividend disbursing agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations in connection with such meetings; (ix) insurance premiums for fidelity bond, directors and officers/errors and omissions insurance policies, and other coverage; (x) management fees; (xi) expenses of typesetting for printing prospectuses and, as applicable, statements of additional information and supplements to those documents; (xii) expenses of printing and mailing prospectuses and, as applicable, statements of additional information and supplements to those documents; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations pursuant to which the Fund may have to indemnify the Fund’s trustees, officers, employees and/or agents with respect to these actions, suits or proceedings. If the Investment Adviser or any of its affiliates provides accounting services to the Fund, the Fund will reimburse the Investment Adviser and its affiliates for their costs in providing such accounting services to the Fund using a methodology for determining costs approved by the Board of Trustees.

8.	Services to Other Companies or Accounts

The Fund understands that the Investment Adviser and its affiliates now act, will continue to act and may act in the future as investment manager, adviser, general partner or managing member to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including, but not limited to, offshore entities or private accounts. The Fund has no objection to the Investment Adviser and its affiliates so acting, so long as, whenever the Fund and one or more other investment companies or accounts managed or advised by the Investment Adviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account and in accordance with the Fund’s allocation policies and procedures as adopted by the Fund from time to time. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. The Fund understands that the persons employed by the Investment Adviser to assist in the performance of the Investment Adviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Investment Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Investment Adviser or any of its affiliates, principals, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, so long as such activities do not adversely affect or otherwise impair the performance by the Investment Adviser of its duties and obligations under this Agreement.

C-5

9.	Custody

Nothing in this Agreement will require the Investment Adviser to take or receive physical possession of cash, securities, or other investments of the Fund.

10.	Term of Agreement; Termination of Agreement; Amendment of Agreement

(a) Term. This Agreement will become effective upon the acceptance into the Fund of investment moneys other than seed capital from the Investment Adviser or its affiliate (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and after that initial two-year term so long as such continuance is specifically approved at least annually as required by the 1940 Act.

(b) Termination. This Agreement may be terminated, without penalty, (i) by the Board of Trustees or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ prior written notice to the Investment Adviser, (ii) by the Investment Adviser upon sixty (60) days’ prior written notice to the Fund, or (iii) by Investment Adviser upon sixty (60) days’ prior written notice to the Fund. This Agreement also will terminate automatically in the event of its “assignment,” as defined in the 1940 Act and the rules under the 1940 Act, except that to the extent consistent with the Advisers Act and the 1940 Act, without the notice to or consent of the Fund, the Investment Adviser may be reconstituted or reorganized into any other form of business entity.

(c) Amendment. This Agreement may be amended in writing by mutual consent and in conformity with the requirements of the 1940 Act and the rules under the 1940 Act.

11.	Cooperation with Regulatory Authorities or Other Actions

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12.	Records

(a) Maintenance of Records. The Investment Adviser undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Investment Adviser’s responsibilities under this Agreement for the Fund (the “Fund’s Books and Records”).

(b) Ownership of Records. The Investment Adviser agrees that the Fund’s Books and Records are the Fund’s property and agrees to surrender promptly to the Fund the Fund’s Books and Records upon the request of the Fund. The Investment Adviser may, however, retain copies of the records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Investment Adviser’s offices. The Fund or its authorized representatives will have the right to copy any records in the Investment Adviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund. The Investment Adviser agrees that the policies and procedures it has established for managing the Fund, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Fund, will be made available for inspection by the Fund or its authorized representatives upon reasonable written request within two (2) business days.

C-6

13.	Conflicts with Fund’s Governing Documents and Applicable Laws

Nothing contained in this Agreement will be deemed to require the Fund to take any action contrary to the Fund s Amended and Restated Agreement and Declaration of Trust or By-laws, as they may be amended and/or restated from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Fund.

14.	Survival

All representations and warranties made by the Investment Adviser and the Fund in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

15.	Governing Law

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

16.	Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected as a result. As used in this Agreement, terms will have the same meaning as such terms have in the 1940 Act. In the event that the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision may be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

17.	Definitions

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act and the rules under the 1940 Act. The term “majority of the outstanding shares” as used in this Agreement means the lesser of (a) sixty-seven percent (67%) or more of the voting shares present at a meeting if more than fifty percent (50%) of these voting shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding voting shares.

18.	Limitation of Liability of the Fund and the Shareholders

None of the Trustees, officers, agents or shareholders of the Fund will be personally liable under this Agreement. The name “NXG NextGen Infrastructure Income Fund” is the designation of the Fund for the time being under the Amended and Restated Agreement and Declaration of Trust and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund, as none of the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

19.	Use of Name

The Fund may use any name that includes the words “Cushing” or “Swank” only for so long as this Agreement or any other agreement between the Investment Adviser or any other affiliate of the Investment Adviser and the Fund or any extension, renewal or amendment of this Agreement or such other agreement remains in effect, including any similar agreement with any organization that succeeds to the Investment Adviser’s business as investment adviser. At such time as such an agreement is no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Investment Adviser or any organization that has succeeded to the Investment Adviser’s business.

C-7

20.	Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

C-8

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

NXG NEXTGEN INFRASTRUCTURE INCOME FUND

By:
Name:
Title:

CUSHING ASSET MANAGEMENT, LP

By:
Name:
Title:

C-9

ANNEX D

REPORT OF THE AUDIT COMMITTEE OF
NXG CUSHING® MIDSTREAM ENERGY FUND
NXG NEXTGEN INFRASTRUCTURE INCOME FUND

The Audit Committee (the “Committee”) of the Funds oversees each Fund’s accounting and financial reporting processes and the audits of each Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of each Fund’s financial statements, each Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in each Fund’s Annual Report dated November 30, 2024 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed each Fund’s November 30, 2024 audited financial statements with management and with Ernst & Young LLP (“Ernst & Young”), each Fund’s independent registered public accounting firm. The Committee has also discussed with Ernst & Young the matters required to be discussed by AS 1301 issued by the Public Company Accounting Oversight Board (“PCAOB”). The Committee reviewed with Ernst & Young, who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgment as to the quality, not just the acceptability, of each Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letter from Ernst & Young required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by Ernst & Young to each Fund is compatible with maintaining Ernst & Young’s independence, and has discussed with Ernst & Young the independence of the independent registered public accounting firm.

The Committee discussed with Ernst & Young the overall scope and plans for the audit. The Committee discussed with Ernst & Young the results of its examinations, its evaluations of each Fund’s internal controls, and the overall quality of each Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee Charter, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements of each Fund be included in the Annual Report to Shareholders for such Fund for the fiscal year ended November 30, 2024 and to be filed with the Securities and Exchange Commission.

Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and Ernst & Young. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of each Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that each Fund’s independent registered public accounting firm is, in fact, “independent.”

November 20, 2025

Andrea N. Mullins, Audit Committee Chair

Brian R. Bruce, Audit Committee Member

John H. Alban, Audit Committee Member

D-1

NXG Cushing® Midstream Energy Fund ("SRV")
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

SCAN
The QR code or visit
www.proxy-direct.com
to vote your shares

CALL
1-800-337-3503
Follow the recorded instructions
available 24 hours

MAIL
Vote, sign and mail in the
enclosed Business Reply Envelope

VOTE IN PERSON
Attend Shareholder Meeting
One Energy Square
4925 Greenville Ave., Suite 1310
Dallas, TX 75206
on June 18, 2026
at 9:00 a.m. (Central time)

Please detach at perforation before mailing.

The undersigned holder of common shares of the NXG Cushing® Midstream Energy Fund ("SRV") (the "Fund"), hereby appoints Blake Nelson and Brad Mead as Proxies, each with full power of substitution, and hereby authorizes each of them, to represent and to vote, as designated on the reverse side of this proxy card, all common shares of the Fund held of record on March 20, 2026, by the undersigned at the Joint Annual Meeting of Shareholders to be held on June 18, 2026 at 9:00 a.m. (Central time) and all adjournment(s), postponement(s) and/or delay(s) thereof (the "Annual Meeting"), with all powers the undersigned would possess if personally present.

The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

SRV_35101_050726
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholders Meeting to Be Held on June 18, 2026.
The Joint Proxy Statement and Proxy Card for this meeting are available at:
https://www.proxy-direct.com/csh-35101

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals

The Board of Trustees (The "Board") of your Fund unanimously recommends that you vote "FOR" the Proposals.

1a. Election of Class I Trustees to serve until 2029 annual meeting or until their respective successors are elected and duly qualified:

01. Mr. Brian R. Bruce   02. John H. Alban   ☐ ☐ ☐

<u>INSTRUCTIONS:</u> To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

	FOR	AGAINST	ABSTAIN
2a. To approve a new investment advisory agreement between NXG Cushing® Midstream Energy Fund ("SRV") and Cushing® Asset Management, LP (the "Adviser").	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX   SRV 35101   XXXXXXXX

NXG NextGen Infrastructure Income Fund ("NXG")
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

SCAN
The QR code or visit
www.proxy-direct.com
to vote your shares

CALL
1-800-337-3503
Follow the recorded instructions
available 24 hours

MAIL
Vote, sign and mail in the
enclosed Business Reply Envelope

VOTE IN PERSON
Attend Shareholder Meeting
One Energy Square
4925 Greenville Ave., Suite 1310
Dallas, TX 75206
on June 18, 2026
at 9:00 a.m. (Central time)

Please detach at perforation before mailing.

The undersigned holder of common shares of the NXG NextGen Infrastructure Income Fund ("NXG") (the "Fund"), hereby appoints Blake Nelson and Brad Mead as Proxies, each with full power of substitution, and hereby authorizes each of them, to represent and to vote, as designated on the reverse side of this proxy card, all common shares of the Fund held of record on March 20, 2026, by the undersigned at the Joint Annual Meeting of Shareholders to be held on June 18, 2026 at 9:00 a.m. (Central time) and all adjournment(s), postponement(s) and/or delay(s) thereof (the "Annual Meeting"), with all powers the undersigned would possess if personally present.

The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NXG_35101_050726

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholders Meeting to Be Held on June 18, 2026. The Joint Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/csh-35101

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals

The Board of Trustees (The "Board") of your Fund unanimously recommends that you vote "FOR" the Proposals.

1b. Election of Class II Trustees to serve until 2028 annual meeting or until their respective successors are elected and duly qualified:

01. Ms. Andrea N. Mullins 02. Mr. John H. Alban ☐ ☐ ☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

	FOR	AGAINST	ABSTAIN
2b. To approve a new investment advisory agreement between NXG NextGen Infrastructure Income Fund ("NXG") and Cushing® Asset Management, LP (the "Adviser").	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx NXG 35101 xxxxxxxx